blue water™
vaccines



June 2022

Corporate Presentation

NASDAQ: BWV

The Presentation (the "Presentation") has been prepared by Blue Water Vaccines, Inc. (the "Company"). Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information.

This Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company in any jurisdiction, domestic of foreign, where the offer, solicitation or sale is not permitted or would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

FORWARD LOOKING STATEMENTS:

Certain statements in this presentation (the "Presentation") has been prepared by Blue Water Vaccines, Inc. (the "Company"). This presentation contains forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate," "expect," and "intend," among others. These forward-looking statements are based on BWV's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks related to the development of BWV's vaccine candidates, including, but not limited to BWV-301; the failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID-19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any vaccine under development, there are significant risks in the development, regulatory approval and commercialization of new products. BWV does not undertake an obligation to update or revise any forward-looking statement. Investors should read the risk factors set forth in BWV's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the Securities and Exchange Commission (the "SEC") on March 31, 2022, and periodic reports filed with the SEC on or after the date thereof. All of BWV's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date thereof.

SCIENCE. INNOVATION. IMMUNITY.

We believe science innovation improves lives. That's why we are researching and developing transformational vaccines to prevent infectious diseases worldwide.

BWV Highlights

Broad and diverse vaccine pipeline: Novel preclinical vaccine candidates

Esteemed Collaborators: University of Oxford, Cincinnati Children's, St. Jude's Children's

Secured Funding: Recent IPO and PIPE provides lengthened cash runway for development

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Overview



Broad and diverse vaccine pipeline: Novel preclinical vaccine candidates

Proprietary Versatile Vaccine Platform: POC, multi-valent, scalable, and flexible discovery engine with broad therapeutic capabilities

Lead Vaccine Candidates: Targeting Universal and H1 Influenza utilizing proprietary influenza epitopes of limited variability (ELV) that remain present through viral mutation

AOM Prevention Candidate: Targeting *S. pneumoniae* utilizing a proprietary live-attenuated strain with intranasal delivery

Esteemed Collaborators: University of Oxford, Cincinnati Children's, St. Jude's Children's

Opportunistic Business model: Exclusive licenses of assets and platforms, broad business development, opportunistic growth and expansion

AOM: acute otitis media

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Accomplished Management Team and Board of Directors

Led by experienced entrepreneurs who bring sustained records of successfully leading innovation and commercialization



Joseph Hernandez

Founder, Chairman & Chief Executive Officer

- Founder, Blue Water Acquisition Corporation, SPAC, (now Clarus, CRXT); Founder, Chairman Noachis Terra, Inc. (Oragenics, Inc)
- M.Sc. Candidate, Chronic Disease Epidemiology, Yale; MBA , University of Florida



Andrew Skibo

Head Biologic Operations

- Biological Manufacturing expertise
- Former, EVP, Operations, AstraZeneca/ MedImmune
- M.S., Chemical Engineering, Massachusetts Institute of Technology



Ronald Cobb, Ph.D.

Head of Science and Discovery

- Vaccine development expertise
- Former CSO, Ology Bioservices
- Ph.D, Biochemistry, Medical College of Georgia



Erin Henderson

Chief Business Officer

- Administrative, corporate and stakeholder relations expertise
- Former Managing Principal, The Aetos Group
- B.S., Chemical Engineering, Auburn University



Jon Garfield

Chief Financial Officer

- Financial and M&A expertise
- Prior big four accounting firm experience
- B.B.A, Accounting, University of Texas at Austin

Board of Directors

Kimberly Murphy

CEO and Director at Oragenics, Inc. (NYSE: OGEN), Board of Directors at Clarus (NASDAQ: CRXT)

James Sapirstein

President & CEO, First Wave Biopharma (NASDAQ: FWBI)

Allan Shaw

CFO, Portage Biotech Inc. (NASDAQ: PRTG)

Michael Venerable

CEO, CincyTech

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Partnered with Renowned Research Leaders



Sunetra Gupta, Ph.D.

Co-Inventor, Universal Influenza vaccine
Department of Zoology, University of Oxford



Xi Jason Jiang, Ph.D.

Co-Inventor, S & P Particle VLP Platform, Norovirus-Rotavirus vaccine
Professor, University of Cincinnati, Department of Pediatrics



Ming Tan, Ph.D.

Co-Inventor, S & P Particle VLP Platform, Norovirus-Rotavirus vaccine
Assistant Professor, University of Cincinnati, Department of Pediatrics



Jason Rosch, Ph.D.

Inventor, *S. pneumoniae* vaccine
Associate Member, St. Jude Faculty

UNIVERSITY OF OXFORD

Cincinnati Children's

St. Jude Children's Research Hospital

Scientific Advisory Board

Sunetra Gupta, Ph.D.
Professor, University of Oxford

C. David Zarley, Ph.D.
Vaccine Development, Vice President., (Retired), Pfizer, Inc.

John Rice, Ph.D.
Life Sciences Managing Director, CincyTech

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Novel Vaccine Pipeline

Infectious Disease Program	Candidate	Preclinical	Phase 1	Collaborator
Universal Flu	BWV-101			University of Oxford
H1 pre-pandemic	BWV-102			
S. pneumo induced AOM (intranasal)	BWV-201			St. Jude Children's® Research Hospital
Norovirus / Rotavirus	BWV-301			Cincinnati Children's®
Norovirus / Malaria	BWV-302			

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Recent Execution

Initial Public Offering
Feb
NASDAQ
$20m IPO

Nano Research Publication
Mar
Novel S&P Vaccine Platform Versatility
BWV-101 Universal Flu
BWV-301 Nora/rotavirus

World Vaccine Congress
Apr
New Data Supporting BWV-101 Universal Influenza Vaccine Candidate*
(H3 and Flu B ELV)

PIPE Financing
May
$8m PIPE:
Institutional Investors

St. Jude Platform Expansion
May
BWV-201 research expanded to explore broad protection of antigens causing bacterial AOM

Butantan Flu Collaboration
May
Instituto Butantan development of BWV-101 in Brazil

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Our Vaccine Candidates

BWV-101: Universal Flu
BWV-102: H1



Aiming to eradicate the flu, universally, with a smart vaccine that targets frequently occurring virulent epitopes.

Influenza BWV-101 BWV-102

Need for broad protection flu vaccine

- Current annual flu vaccine effectiveness is up to 50%
- 1 billion influenza infections each year, 3 – 5 million of which are considered severe
- Influenza A&B cause most of human illness and the flu season

Differentiated Approach

- Mathematical model for epitope identification
- Global license with University of Oxford
- Epitopes of limited variability (ELV's) naturally immunogenic and cross-protective
- ELV's are ideal vaccine targets for broad long-term protection

Current Status

- BWV-101: Universal flu (H1, H3, Flu B), BWV-102: H1 pre-pandemic flu
- POC data for H1N1
- New H3, and flu B data presented at the World Vaccine Congress
- Provisional patents have been filed for additional ELV's in H3N2 and flu B

Our Approach

Current influenza vaccine can be divided into two groups:

Target regions that are highly immunogenic of high variability or evolve frequently.

These vaccines need to be updated regularly and administered annually.


hemagglutinin
Global head domain (variable)
Stem / Stalk domain (conserved region)

Target regions that are conserved with low immunogenicity.

There is less need for updating these vaccines, but they provide a poor immune response.

Our vaccine overcomes such issues by targeting regions, or epitopes, of the virus which are of limited variability. These epitopes remain present through the virus mutations.

By identifying multiple epitopes of limited variability, it is possible to produce vaccines or a single vaccine to protect against all previous and future H1 flu strains.

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Proprietary Epitopes of Limited Variability (ELVs)*

UNIVERSITY OF OXFORD

- Antigen/epitope evolution is limited in certain regions of the influenza virus
- ELVs are naturally immunogenic
  - Drive antigenic evolution which could result in a pandemic
  - Cycle between limited number of different conformations
- We licensed IP for cross-protective epitopes for our vaccine candidates:
  - Developed at the University of Oxford by Dr. Sunetra Gupta
  - Mathematical research has pinpointed ELVs that provide immunity to multiple strains
  - Identified ELVs in historical H1, H3 influenza and influenza B strains


b
c
d
Receptor binding site
1918
1933
1934
1946
1957
1977
1984
2000
2002
2008
OREO conformations
Blue
Orange
Red
Green
Pink
2009 – 2016

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*Thompson et al. Nature Communications. 2018. 9:385

ELV vaccine Proof-of-concept*

Vaccination of mice with epitopes from H1N1 influenza viruses circulating in 2006 and 1977 provided protection against a strain that last circulated in 1934

Data demonstrate H1N1 ELVs provide cross-reactive immune response in historical influenza strains


g
Neutralisation of A/South Carolina/1/1918 pseudotyped virus
f
Neutralisation of A/WSA/1933 pseudotyped virus
d
Neutralisation of A/USSR/90/1977 pseudotyped virus
c
Neutralisation of A/Solomon Islands/3/2006 pseudotyped virus
IC50
Vaccine groups
Vaccinated controls
Unvaccinated controls
Blue (2009-like)
Red (2006-like)
Green (1977-like)
Pink (1940-like)
Orange (1995-like)
Vaccinated control (group 1)
Vaccinated control (group 2)
Unvaccinated control (group 1)
Unvaccinated control (group 2)
Unchallenged and unvaccinated control

* Thompson et al. Nature Communications. 2018. 9:385

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ELV vaccine Proof-of-concept*

Influenza challenge

- Data in mice models demonstrated that vaccinated mice did not have as severe of a reduction in weight loss compared to the control groups

- Survival curves demonstrated that vaccinated mice were able to produce antibodies to protect against historical flu strains



a
Challenge with A/PR/8/1934
Percentage weight loss
Days
b
Challenge with A/California/04/2009
Percentage weight loss
Days
c
Challenge with A/PR/8/1934
Percent survival
Days
d
Challenge with A/California/04/2009
Percent survival
Days
Blue (2009-like)
Red (2006-like)
Green (1977-like)
Pink (1940-like)
Orange (1995-like)
Vaccinated control (group 1)
Vaccinated control (group 2)
Unvaccinated control (group 1)
Unvaccinated control (group 2)
Unchallenged and unvaccinated control

*Thompson et al. Nature Communications. 2018. 9:385

BWV's ELV Vaccine Targets

UNIVERSITY OF OXFORD

Candidates

Influenza A H1N1: "Oreo"	Mice data demonstrated cross-reactive immune response in historical influenza strains such as H10N3 (bird flu), and H5NX, H7NX, and H9NX
Influenza A H3N2: "INDY" "MAIZ"	Two epitopes with either 4 or 6 variants. Currently generating additional neutralization data
Influenza B (Yamagata & Victoria): "TATI"	One epitope in 7 variants to cover the variability seen across these two lineages.

Influenza A (H3N2)
"antigenic thrift"



proportion infected (Y)
0.000
0.005
0.010
0.015
100
150
200
250
300
350
400
time

St. Jude Children's® Research Hospital

BWV-201: *S. Pneumoniae*

induced acute otitis media (AOM)



Blue Water Vaccines is committed to alleviating pain in children who suffer from S. pneumoniae induced middle ear infections.

Bacterial Induced- AOM BWV-201

St. Jude Children's® Research Hospital

Need for broad protection vaccine

- 5 million cases of AOM in the United States annually
- Estimated $4.3 billion USD is spent on AOM treatment each year in the United States alone
- Complications from AOM include sensorineural hearing loss (SNHL)

Differentiated Approach

- Global license with St. Jude Children's Research Hospital
- BWV-201 is a live attenuated serotype-independent vaccine
- Intranasal delivery
- Production of vaccine is straightforward; utilizes the entire bacterium

Current Status

- Research funded by BWV to evaluate the viability of this vaccine platform to potentially provide protection against multiple pathogens including, non-typeable *Haemophilus* influenzae (NTHi)
- License expansion, Provisional patented filed

blue water vaccines

BWV-201 Proof of Concept*

Deletion of ftsY, a central component of the signal recognition particle (SRP) pathway show heightened sensitivity to environmental stress and have greatly diminished virulence.

Deletion of caxP, a calcium/magnesium transporter, renders host physiological conditions in blood and mucosa toxic to the bacterium.

Vaccines in Study	Serotypes
D39DftsY	2
D39DcaxP	2
BHN97DftsY	19F
BHN97DcaxP	19F
PCV7	4, 6B, 9V, 14, 18C, 19A, 19F & 23 F
PCV13	1, 3, 4, 5, 6B, 7F, 9V, 14, 18C, 19A, 19F & 23 F
PPV23	1, 3, 4,5, 6B, 7F, 8, 9V, 10A, 11A,12F, 14, 15, 17A 18C, 19A, 19F, 20, 22F, 23F & 33 F
Mock	None

*Rosch, Jason W et al. "A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media." *EMBO molecular medicine* vol. 6,1 (2014): 141-54. doi:10.1002/emmm.201202150

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Pre-Clinical Data: Mouse Model*


A
Otitis Media
Sinusitis
Weight Change
Percent
Mock
PCV7
PPV23
D39x ΔcaxP
D39x ΔftsY
BHN97ΔcaxP
BHN97ΔftsY
B
C
D
E
F
G
H
I

Vaccine Protection against AOM and sinusitis

- 25-31 per group, performed at least twice
- Vaccinated with either Mock or live attenuated with deletions on either type 2 or 19 F background.
- Challenged with bioluminescent BMH97X (type 19F), imaged twice daily for AOM and sinusitis

A. The proportion of mice developing infection of ear or sinus by Xenogen imaging PPV23 was used as a negative control

B.,C. Representative pictures from bioluminescent imaging with (B) AOM and (C) both AOM and sinusitis.

D-I. Representative histopathology at 4x (top row) and 40x (bottom row) of (D,G) normal ear, (E,H) mouse with mild AOM and (F,I) marked AOM

* Rosch, Jason W et al. "A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media." *EMBO molecular medicine* vol. 6,1 (2014): 141-54. doi:10.1002/emmm.201202150

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Pre-Clinical Data: Mouse Model*


A
% Otitis media
100
80
60
40
20
0
*
*
Mock
PCV13
BHN97ΔftsY


C
Percent Weight Loss
0
-2
-4
-6
*
Mock
PCV13
BHN97ΔftsY

Vaccine protection against heterologous challenge

- Mice were mock-vaccinated with PBS (Mock) or vaccinated with PCV13 or a live attenuated vaccine deleted for FtsY on a type 19F background (BNH97ΔftsY).

A. Mice were challenged with a bioluminescent version of *S. pneumoniae* strain BNH54 (type 7F) and assessed by imaging for development of otitis media over 72 h (24 h time point is pictured).

C. Weight loss observed in the animals further supported the observed protection. PCV13 contains type 7F antigen, so this was a homologous challenge for the PCV13 group but a heterologous challenge for the BNH97ΔftsY group.

*Rosch, Jason W et al. "A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media." *EMBO molecular medicine* vol. 6,1 (2014): 141-54. doi:10.1002/emmm.201202150

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Pre-Clinical Data: Chinchilla Model*


A
S. pneumoniae cfu
Days post-infection
B
Positive
Negative
Number of Ears
Vaccine
Mock
C
S. pneumoniae cfu
LOD
Vaccine
Mock

Vaccine protection in chinchilla model of AOM

A. The BHN97 strain is capable of causing AOM in chinchillas via intranasal administration as observed by recoverable bacterial colony forming units (CFUs) from the middle ear (A) following challenge.

B.,C. Following vaccination, a reduction in the number of culture positive ears in vaccinated group compared to the mock animals was observed (B) as well as significant reduction in recoverable CFUs from middle ear 7 days post challenge (C).

*Rosch, Jason W et al. "A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media." *EMBO molecular medicine* vol. 6,1 (2014): 141-54. doi:10.1002/emmm.201202150

blue water vaccines

S&P Nanoparticle VLP
BWV 301: Norovirus-Rotavirus



We aim to mitigate the global abundance of pathogen mediated digestive tract infections via our novel norovirus/rotavirus chimeric vaccine.

Versatile Nanoparticle VLP Vaccine Platform

Our novel Shell and Protrusion (S&P) norovirus platform combines 2 or more immunogenic components: a norovirus antigen + at least one additional antigen = novel vaccines

Discovery Engine: potentially stable, flexible, cost-effective nanoparticles

POC: animal models showed strong enhanced immunogenicity

Broad therapeutic capabilities & Partnering opportunities



hinge (218-225)
S domain
P domain
Shell (1-217)
Protrucing (226-530)
Self-assemble
VLP
hinge (218-225)
S domain
P domain
Shell (1-217)
Protrucing (226-530)
Self-assemble
S nanoparticle
P nanoparticle

Cincinnati Children's

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Norovirus-Rotavirus BWV-301

Impact / Need

- Norovirus is the most common cause of acute gastroenteritis, 700 million global annual cases
- Rotavirus causes an estimated 111 million annual episodes of diarrhea
- Rotavirus is the most common cause of diarrheal disease among infants and young children
- No norovirus vaccine is available to date

BWV's Differentiated Approach

- Our S&P platform was co-invented by Xi Jason Jiang, Ph.D., and Ming Tan, Ph.D., of the Division of Infectious Disease at the Cincinnati Children's
- ELV's are ideal vaccine targets for broad long-term protection

Current Status

- Preclinical data from gnotobiotic pig studies showed BWV-301 prevented severe gastroenteritis and reduces viral shedding.
- Identification of S_{60} - VP8 (rotavirus spike protein)
- Preclinical mouse sera after immunization with the S_{60} -VP8* nanoparticle exhibited higher neutralizing activity

Pre-clinical Data: Gnotobiotic Pig Model*



(A)
Mean Diarrhea Score
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1
2
3
4
5
6
7
Post Challenge Day
(B)
P24-VP8*
Control
1.50E+04
1.25E+04
1.00E+04
7.50E+03
5.00E+03
2.50E+03
0.00E+00
FFU/mL
Post Challenge Day

P_{24}-VP8* vaccine protected against VirHRV diarrhea and reduced overall viral shedding.

* Ramesh et al. *Vaccines* 2019, 7, 777

VirHRV = virulent human rotavirus

Pre-clinical Data: Gnotobiotic Pig Model*


(A)
Geometric Mean Titer
A
***B
***C
***D
***D
PID 0
PID 10
PID 21
PID 28
PCD 7
(B)
Geometric Mean Titer
PID 0
PID 10
PID 21
PID 28
PCD 7
(C)
Geometric Mean Titer
A
A
***B
***C
***C
PID 0
PID 10
PID 21
PID 28
PCD 7
P24-VP8*
Control

Vaccine provided neutralizing antibodies in serum collected from gnotobiotic pigs

*Ramesh et al. *Vaccines* 2019, 7, 777

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Pre-clinical Data: Mouse Model*

- Vaccination of mice with vaccine candidate P_{24} particle presenting the small domain of the CS protein (3D7-PP) and two controls. Mice were immunized three times with the chimeric nanoparticle using aluminum hydroxide as an adjuvant. Sera was collected and evaluated.
- Data demonstrate vaccine candidate produces a higher titer

Antibody titer after 2nd immunization

	3D7-PP	3D7-His	3D7-GST
Mouse-1	**25600**	800	400
Mouse-2	**51200**	<100	400
Mouse-3	**25600**	400	400
Mouse-4	**25600**	<100	800

Antibody titer after 3nd immunization

	3D7-PP	3D7-His	3D7-GST
Mouse-1	**201400**	25600	12800
Mouse-2	**402800**	12800	12800
Mouse-3	**201400**	25600	12800
Mouse-4	**402800**	12800	12800

* BWV Presentation

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BWV 302: Norovirus-Malaria



We aim to mitigate the global abundance of pathogen mediated digestive tract infections via our novel norovirus/malaria chimeric vaccine.

Norovirus-Malaria

Overview

Worldwide estimates each year:
Caused by protozoan parasites from the Plasmodium family:

- About 219 million cases were reported in 2019 leading to an estimated 409,000 deaths globally.*
- Approximately 67% of the deaths can be attributed to children.*

Current Treatment limitations*,***, ****

- One vaccine currently available for treatment with limited authorization by the EMA in high transmission regions, outside of the of the European Union.
- The two most common treatments are Chloroquine phosphate and Artemisinin-based combination (ACT) therapies

Economic Impact

- Direct cost of $12 billion worldwide each year **

There is growing concern about resistance to mosquito control pesticides and existing malaria treatment*, **

* WHO, https://www.who.int/news-room/fact-sheets/detail/malaria ** https://www.cdc.gov/malaria/malaria_worldwide/impact.html
. . (https://www.ema.europa.eu/en/news/first-malaria-vaccine-receives-positive-scientific-opinion-ema) *. https://www.nature.com/articles/s41591-020-1005-2.pdf

Pre-clinical Data: Mouse Model*

IFA of plasmodium sporozoites (3D7) stained with anti-P24 particle presenting the small domain of the CS protein mouse sera


1:1,000
1:2,000
1:4,000
2nd Ab only, neg-control
1:8,000
1:16,000
1:32,000

- The antibodies were also shown to recognize the plasmodium falciparum 3D7 strain using immunofluorescence assays

* BWV Presentation.

VirHRV = virulent human rotavirus

BWV: Highlights

1 **Developing a broad portfolio of vaccine candidate**
Influenza, AOM induced s. pneumo, noro-rotavirus

2 **New ELV data for universal influenza**
Presented at WVC

3 **Recent expansion of St. Jude Research for BWV-201**
Potential to provide broad coverage of AOM causing antigens

4 **Secured Cash Runway to continue ongoing development**
$20m IPO and $8m PIPE

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vaccines



Appendix

- Intellectual Property
- Influenza: background, data
- S. *pneumo* induced AOM: background/data
- S&P Nanoparticle VLP Platform
- Norovirus-Rotavirus
- Norovirus-Malaria

Our U.S. IP Portfolio

S&P Platform[1]:

- US Patent 8,486,421: "Antigen-Norovirus P-Domain Monomers and Dimers, Antigen-Norovirus P-Particle Molecules, and Methods for Their Making and Use"
- US Patent 9,096,644: "Antigen-Norovirus P-Domain Monomers and Dimers, Antigen Norovirus P-Particle Molecules, and Methods for Their Making and Use"
- US Patent 9,562,077: "Protein Complex System For Increased Immunogenicity and Functionality, and Methods Making and Use"
- U. S. patent pending application no. 16/489,095: "Norovirus S Particle Based Vaccines and Methods of Making and Using Same"
- U.S. pending provisional application nos. 63/149,742 & 63/162,369: "S60-HA1 pseudovirus nanoparticles as a new influenza vaccine tactic and candidate"

Influenza[2]:

- US Patent 11,123,422: "Immunogenic composition"
- US patent application no. 17/458,712: "Immunogenic composition"

S. pneumonia[3]:

- US Patent 9,265,819: "Live, attenuated *Streptococcus pneumoniae* strain and vaccine for protection against pneumococcal disease"

In Process IP[4]:

- OUI project 16867 – Influenza A haemagglutinin antigen Group 2 (H3)
- OUI Project 16870 – Influenza Group B haemagglutinin antigen
- OUI Project 16872 – VLP delivery system for influenza vaccine

[1] Cincinnati Children's Hospital Medical Center exclusive license. [2] Oxford University Innovation Limited exclusive license. [3] St. Jude Children's Research Hospital, Inc. exclusive license. [4] Oxford University Innovation Limited exclusive license.

Influenza Viruses[6]

Influenza A: epidemic and pandemic

Subtypes based on two viral proteins:
H: hemagglutinin (HA)
N: neuraminidase

Influenza B: epidemic, slower mutations

Lineages
B: Victoria
B: Yamagata

Influenza C: mild, non-pandemic, vaccine not needed

Influenza D: animals only


Structure of Influenza virus
RNA nucleoprotein
Neuraminidase
Hemagglutinin (Sialidase)
Lipid Envelope
M 1
Protein envelope
M 2

Influenza A&B cause most of human illness and the flu season

18 different hemagglutinin subtypes (H1-H18)

11 different neuraminidase subtypes (N1-N11)

https://www.cdc.gov/flu/about/viruses/types.htm

Influenza

Overview*

Worldwide estimates each year:

- **1 billion cases** of influenza infection
- **3-5 million severe cases**
- **290,000-650,000 deaths**

Current Treatment limitations***

- Target regions of the virus that is highly variable
- Annual flu vaccine effectiveness at preventing disease ranges between 20 and 60%
- Updated annually and reformulated 6-months prior to flu season and may not protect against subsequent strains

Economic Impact**

- **$4 billion** is spent annually on influenza vaccines worldwide
- **$87 billion** estimated lost productivity in the US alone

Our mission is grounded in the belief that vaccines are the best way to protect against the flu

* https://www.who.int/influenza/Global ** https://www.reportlinker.com *** cdc.gov

S. pneumo induced AOM

Overview

Worldwide estimates each year:

- **709 million cases** per year, with 51% occurring in children under 5 years old[*,10]
- By 3 years of age, 80% of children are expected to have at least one episode[*]
- AOM due to *S. pneumoniae* is estimated to be 30-50%[**]

Impact

- **$4.3 billion USD** is spent on AOM treatment each year in the U.S. alone[***]

Current Treatment limitations

- Current treatment for AOM is by antibiotic prescription, with more than 80% of all consultations resulting in a prescription [***]
- Even with introduction of the Prevnar13 in 2010, 26-36% of cases of AOM in U.S. were caused by *S. pneumoniae*[10]

Current treatments have limited effect on prevention of AOM due to S. pneumoniae[***]

blue water vaccines

* Monsata 2012 2012; 7(4): e36226,
** Dagan et al. *The Journal of Infectious Diseases*, Volume 181, Issue 4, April 2000, ***. Tong et al BMC Health Serv Res. 2018; 18: 318.

Our Approach

- In-licensed the novel attenuated *S. pneumoniae* strain from St. Jude Children's Research Hospital
- Our BWV-201 vaccine candidate is a live attenuated serotype-independent vaccine
- Long-term preventive intranasal vaccine for *S. pneumoniae* induced acute otitis media (AOM)
  - Potential short-term pain and/or long-term harmful side effects
  - Complications from AOM include sensorineural hearing loss (SNHL)
- Production of vaccine is straightforward
  - Utilizes the entire bacterium with purification and concentration steps only in the downstream process
  - Reduces the time and cost of production significantly compared to the commonly used vaccines

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Versatile Vaccine Platform*,**



S-domain

- 60 freely exposed C-termini = S_{60} nanoparticle
- Foreign antigens fused to the end of the S domain via flexible linker
- Uniform 60-valent NoV VLPs via an expression system
  - never been produced before.
- S_{60} n nanoparticles maintained uniform complexity and size of vaccine particles


VLP

S&P Platform Characteristics

- Unique capsid dual-domain proprieties: S&P
- Stable, subviral nanoparticles
- Scalable, flexible discovery engine
- Multi-antigen and pathogen capabilities
- Broad therapeutical potential
- Cost-effective and Rapid Production of Novel Vaccines
- *E.coli* expression system



P-domain

- 24 valent P nanoparticles= P_{24}
- Three loops = multi-antigen potential
- Nanoparticles without adjuvant produce innate, humoral, and cellular immunity
- inter-P domain disulfide bonds significantly stabilizes P_{24}

* TAN et al. REVIEW, Nanomedicine. 2012. ** Xia et al. *ACS Nano* **2018** *12* (11), 10665-10682.

NoV: NoraVirus. VLP: Vector-like-Particle(s)

Norovirus-Rotavirus

Overview

Worldwide estimates each year:
Norovirus is the most common cause of acute gastroenteritis, 700 million cases.*,***

- About 200 million cases are seen among children under 5 years old, leading to an estimated 50,000 child deaths every year.*

Rotavirus causes an estimated 111 million episodes of diarrhea*

- 2 million hospitalizations, and 352,000–592,000 deaths in children <5 years of age.*

Economic Impact

- **Norovirus:** $60.3 billion worldwide each year**

Current Treatment limitations*

- Norovirus: No vaccine is available
- Rotavirus: Current vaccines exist. Two vaccines are authorized for use in infants in the U.S. with a reported efficacy of 85-95%.****

Rotavirus is the most common cause of diarrheal disease among infants and young children*

blue water vaccines

*. cdc.gov / Parashar et al. EID Journ May 2003 **. Bartsch et al. PLoS One 2016; 11:e0151219. ***. Shah et al. Infect Dis Clin North Am. 2018 Mar; 32(1): 103–118.
**** https://www.cdc.gov/vaccines/vpd/rotavirus/hcp/about-vaccine.html